February 15, 2019

TOUCHSTONE STRATEGIC TRUST

Touchstone Controlled Growth with Income Fund

Supplement to the Prospectus, Summary Prospectus, and Statement of Additional Information
dated April 30, 2018, as supplemented

IMPORTANT NOTICE REGARDING CHANGES TO THE
TOUCHSTONE CONTROLLED GROWTH WITH INCOME FUND

Proposed Reorganization

At a meeting of the Board of Trustees (the "Board") of Touchstone Strategic Trust (the "Trust") held on February 12, 2019, Touchstone Advisors, Inc. ("Touchstone") proposed, and the Board approved, the reorganization of the Touchstone Controlled Growth with Income Fund (the "Controlled Growth with Income Fund"), a series of the Trust, into the Touchstone Dynamic Diversified Income Fund (the "Acquiring Fund"), also a series of the Trust (the "Reorganization") (each, a "Fund" and together, the "Funds"). In making its decision, the Board considered the recommendation of Touchstone, the Funds’ investment advisor, that the Reorganization was advisable to provide potential efficiencies and economies of scale for the Funds.  The Reorganization does not require approval by shareholders.

Pursuant to an Agreement and Plan of Reorganization, the Controlled Growth with Income Fund will transfer all of its assets and liabilities to the Acquiring Fund.  Immediately after the Reorganization, shareholders of the Controlled Growth with Income Fund will own shares of a corresponding share class of the Acquiring Fund that are equal in value to the shares of the Controlled Growth with Income Fund that they held immediately prior to the closing of the Reorganization (although the number of shares and the net asset value per share may be different).  Shareholders of the Controlled Growth with Income Fund will not pay any sales load, commission, or other similar fee in connection with the Acquiring Fund shares received in the Reorganization. Expenses associated with the Reorganization will be borne by Touchstone.

Effective as of the close of business on April 24, 2019, all classes of the Controlled Growth with Income Fund will be closed to investments by new investors.  It is anticipated that the Reorganization will be completed as of the close of business on or about April 26, 2019 or as soon as reasonably practicable thereafter.  It is also intended that the Reorganization will qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, which means that generally no gain or loss will be recognized for federal income tax purposes by the Controlled Growth with Income Fund, the Acquiring Fund or their shareholders as a direct result of the Reorganization.  However, on or about April 24, 2019, the Controlled Growth with Income Fund may make net investment income and capital gains distributions to shareholders.  Shareholders should consult their tax advisors regarding the effect of the Reorganization and income and capital gains distributions on their particular tax situation.

More About the Funds

Each Fund is a “fund-of-funds,” which seeks to achieve its investment goal by investing primarily in a diversified portfolio of underlying equity, fixed-income, and alternative funds.  Touchstone is the investment advisor to each Fund and each Fund is sub-advised by Wilshire Associates Incorporated.

Shareholders of the Controlled Growth with Income Fund will receive an Information Statement/Prospectus providing more information about the Funds and the Reorganization. For more information about the Acquiring Fund’s investment goal, strategies, and risks, see its Prospectus and Statement of Additional Information ("SAI"), as supplemented. You can obtain a copy of the Prospectus or SAI by calling 1.800.543.0407, by writing the Trust at P.O. Box 9878, Providence, RI 02940-8078, or by visiting the website at TouchstoneInvestments.com.

This Supplement is not a solicitation of any proxy.

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Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54CC-TST-TSAAX-S3-1902